UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact name of Registrant as Specified in Its Charter)

Maryland (Sotherly Hotels Inc.) Delaware (Sotherly Hotels LP)	001-32379 (Sotherly Hotels Inc.) 001-36091 (Sotherly Hotels LP)	20-1531029 (Sotherly Hotels Inc.) 20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

306 South Henry Street, Suite 100 Williamsburg, Virginia		23185
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (757) 229-5648

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Sotherly Hotels Inc.    ☐Sotherly Hotels LP    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sotherly Hotels Inc.    ☐Sotherly Hotels LP    ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SOHO	The NASDAQ Stock Market LLC
8.0% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOB	The NASDAQ Stock Market LLC
7.875% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOO	The NASDAQ Stock Market LLC
8.25% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHON	The NASDAQ Stock Market LLC

Item 1.01	Entry into a Material Definitive Agreement.

Recently, certain subsidiaries of Sotherly Hotels Inc. (the “Company”), the sole general partner of Sotherly Hotels LP (the “Operating Partnership”), applied for loans (the “PPP Loan(s)”) pursuant to the Paycheck Protection Program (the “PPP”), which was established under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and is administered by the U.S. Small Business Administration.

As of April 29, 2020, MHI Hospitality TRS LLC (the “TRS LLC”), an indirect subsidiary of the Company, has entered into a promissory note with and received a PPP Loan from Fifth Third Bank, National Association and our Operating Partnership has entered into a promissory note with and received a PPP Loan from TowneBank. The TRS LLC loan application was based on payroll and certain other employee-related costs at all of our hotel properties other than the Hyatt Centric Arlington hotel, and the related TRS LLC loan is in the amount of $9,432,900, all of which has been received by the TRS LLC. The Operating Partnership loan application was based on our corporate office payroll and certain other employee-related costs and that loan is in the amount of $333,500, all of which has been received by the Operating Partnership. One of our other subsidiaries also submitted an application through Fifth Third Bank for a PPP Loan in the amount of $952,725 in respect of the Hyatt Centric Arlington hotel payroll and certain other employee-related costs. We have not received an indication of whether the Arlington hotel loan application will be approved and are not in a position to provide any guidance on whether any portion of the related loan amount will ultimately be available to us. The proceeds from each PPP Loan will be used in accordance with their respective applications and the terms of the CARES Act program, as described further below. The TRS LLC and our Operating Partnership are referred to in this Current Report as the Borrowers and each individually as a Borrower.

Each PPP Loan has a term of two years and carries an interest rate of 1.00%.  Equal payments of principal and interest begin on the seventh month following origination of the loan and are amortized over the remaining term of the loan. Pursuant to the terms of the CARES Act, the proceeds of each PPP Loan may be used for payroll costs, mortgage interest, rent or utility costs.  The promissory note for each PPP Loan contains customary events of default relating to, among other things, payment defaults and breach of representations and warranties or of provisions of the relevant promissory note.  The occurrence of an event of default may result in a claim for the immediate repayment of all amounts outstanding under such PPP Loan, collection of all amounts owing from the respective Borrower, filing suit and obtaining judgment against the respective Borrower.

Under the terms of the CARES Act, each Borrower can apply for and be granted forgiveness for all or a portion of the PPP Loan.  Such forgiveness will be determined, subject to limitations, based on the use of loan proceeds in accordance with the terms of the CARES Act, as described above, during the 8-week period after loan origination and the maintenance or achievement of certain employee levels.  No assurance is provided that any Borrower will obtain forgiveness under any relevant PPP Loan in whole or in part.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item 2.03 is included in Item 1.01 and is incorporated herein by reference.

Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Although the Company believes that the expectations and assumptions reflected in the forward-looking statements are reasonable, these statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict and many of which are beyond the Company’s control. Therefore, actual outcomes and results may differ materially from what is expressed, forecasted or implied in such forward-looking statements. Factors which could have a material adverse effect on the Company’s future results, performance and achievements, include, but are not limited to: concerns with or threats of, or the consequences of, pandemics, contagious diseases or health epidemics, including COVID-19; changes to the terms of the PPP Loan program, including any future applications for forgiveness and the potential that additional PPP Loans are not funded; the possibility that we will not be able to negotiate forbearance or modification arrangements with lenders of the indebtedness of our subsidiaries; national and local economic and business conditions that affect occupancy rates and revenues at the Company’s hotels and the demand for hotel products and services; and risks associated with the hotel industry, including competition and new supply of hotel rooms, the availability and terms of financing and capital and the general volatility of the securities markets. Additional risks and uncertainties are described in greater detail under “Risk Factors” in the Company’s Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to and does not intend to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Although the Company believes its current expectations to be based upon reasonable assumptions, it can give no assurance that its expectations will be attained or that actual results will not differ materially.

Item 7.01	Regulation FD Disclosure.

On May 1, 2020, the Company issued a press release providing additional strategic updates on operations related to COVID-19 impact.  The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The Company is providing the additional information in the table below regarding modifications to its mortgage loans secured by its hotels.  These modifications have been agreed to between subsidiaries of the Company and the respective lenders.  We are in negotiations with lenders for indebtedness secured by our other hotels for modifications to those loans.

PROPERTY	MODIFICATION TERMS	MATURITY DATE
The DeSoto

•Payment of interest is deferred through September 1, 2020.

•Payment of principal is deferred through March 1, 2021.

•Deferred principal and interest is due and payable at maturity.

•FF&E reserves are available to fund operations through September 1, 2020.

•The maturity date was not changed.

•Payment of up to 5.0% of the indebtedness under the loan is guaranteed by the Operating Partnership.

7/1/2026
Hotel Ballast Wilmington, Tapestry Collection by Hilton

•Payment of interest is deferred through September 1, 2020.

•Payment of principal is deferred through March 1, 2021.

•Deferred principal and interest is due and payable at maturity.

•FF&E reserves are available to fund operations through September 1, 2020.

•The maturity date was not changed.

•Payment of to 5.0% of the indebtedness under the loan is guaranteed by the Operating Partnership.

1/1/2027
DoubleTree by Hilton Laurel	•Payment of principal and interest is deferred for 3 months. •Deferred principal and interest is due and payable at maturity. •The maturity date was not changed.	8/5/2021
DoubleTree by Hilton Philadelphia Airport

•Payment of principal and interest is deferred for 3 months.

•Deferred interest to be paid in 3 monthly installments following the 3-month deferral period.

•Deferred principal is due and payable at maturity.

•Certain escrow payments are deferred for 3 months.

•The maturity date is extended by 3 months.

10/31/2023
The Whitehall

•Payment of principal and interest is deferred through October 12, 2020.

•Deferred principal and interest is capitalized and added to the principal balance following the 6-month deferral period.

•Certain escrow payments are deferred through December 31, 2020 and reserves are released to fund operations.

•The interest rate is changed from LIBOR plus 3.50% to New York Prime Rate plus 3.50%.

•The prepayment penalty is changed to: (i) 3.0% if prepaid on or before April 12, 2021; (ii) 2.0% if prepaid after April 12, 2021 but on or before April 12, 2022; (iii) 1.0% if prepaid after April 12, 2022 but on or before November 26, 2022; and (iv) no prepayment fee if prepaid after November 26, 2022.

•The maturity date was not changed.

2/26/2023

DoubleTree by Hilton Jacksonville Riverfront

•The April, May, and June 2020 principal and interest payments to be paid out of FF&E reserves.

•FF&E deposits are deferred for the April, May, and June 2020 payment dates.

•Released FF&E and the deferred FF&E to be repaid in 6 monthly installments beginning with the July 2020 payment.

•The maturity date was not changed.

7/11/2024
Sheraton Louisville Riverside

•Payment of interest is deferred through July 1, 2020.

•Payment of principal is deferred through April 1, 2021.

•Normal payments resume on May 1, 2021 and will be applied first to deferred interest, then to regular accrued interest, and then to principal.

•The maturity date was not changed.

12/1/2026

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company or the Operating Partnership under the Exchange Act or the Securities Act of 1933, as amended (the “Act”), except as shall be expressly set forth by specific reference in such a filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Sotherly Hotels Inc. dated May 1, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 1, 2020	SOTHERLY HOTELS INC.

	By:	/s/ David R. Folsom
David R. Folsom
President and Chief Executive Officer
SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

	By:	/s/ David R. Folsom
David R. Folsom
President and Chief Executive Officer

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